UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2017 (June 1, 2017)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Affinion Group Holdings, Inc. (the “Company”) held its annual meeting of stockholders on June 1, 2017 (the “Annual Meeting”). At the meeting, the stockholders voted on the following items:

Proposal 1—Election of Directors

The election of two Class I directors for a three-year term to expire at the 2020 annual meeting of stockholders received the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Rick P. Frier	6,360,396	0	0
Mark R. Vondrasek	6,360,396	0	0

Each of the two director nominees received a plurality of the votes cast at the Annual Meeting and were elected as Class I directors of the Company for a three-year term to expire at the 2020 annual meeting of stockholders.

Proposal 2—Ratification of Independent Registered Public Accounting Firm

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 received the following vote:

Number of Votes
For	Against	Abstain
6,360,396	0	0

Proposal 2 was approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Proposal 3—Advisory Vote on Executive Compensation

The advisory, non-binding vote on the compensation of the Company’s named executive officers received the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
5,745,290	0	615,106	0

Proposal 3 was approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Proposal 4—Advisory Vote on Frequency of Stockholder Advisory Votes on Executive Compensation

The advisory, non-binding vote on the frequency of the stockholder advisory votes on executive compensation received the following vote:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
4,507,084	108,000	1,745,312	0	0

The frequency of one vote every one year for Proposal 4 was selected by a plurality of the votes cast at the Annual Meeting. In light of the voting results, the Company determined that it will hold stockholder advisory votes on executive compensation every one year until the occurrence of the next advisory vote on the frequency of stockholder advisory votes on executive compensation. The next advisory vote on the frequency of stockholder advisory votes on executive compensation is required to occur no later than the Company’s 2023 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: June 2, 2017	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer